PROSPECTUS May 1, 2009

AXA PREMIER VIP TRUST

Multimanager Small Cap Growth Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Version 12

(82314)

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of twenty-two (22) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class B shares of one (1) of the Trust’s portfolios. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”), for the Trust’s Class B shares. The portfolio is a diversified portfolio. Information on the portfolio, including its investment objective, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective and policies of the portfolio are not fundamental and may be changed without a shareholder vote, except where otherwise noted. The portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) and other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant of a retirement plan under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to the portfolio is AXA Equitable (the “Manager”). The day-to-day management of the portfolio is provided by three or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for the portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser is approved by the affected portfolio’s shareholders.

AXA Equitable will generally allocate the portfolio’s assets among three or more investment sub-advisers, each of which will manage its portion of the portfolio using different yet complimentary investment strategies. Under normal circumstances, one portion of the portfolio will track the performance of a particular Index (“Index Allocated Portion(s)”) and the other portions of the portfolio will be actively managed by two or more sub-advisers (“Active Allocated Portions”). Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions. As a result, there may be periods in which one of the two indexes may not receive an equal, or any sub-allocation. Each of the above percentages is a target established by AXA Equitable and actual allocations between the Index Allocated Portion and Active Allocated Portions may deviate from the amounts shown by up to 20% of the portfolio’s net assets.

The co-distributors for the portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in the portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Eagle Asset Management, Inc. SSgA Funds Management, Inc. Wells Capital Management Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•

Small Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment (market capitalization range of approximately $7.8 million to $3.3 billion as of December 31, 2008).

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. For purposes of this portfolio, small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $7.8 million to $3.3 billion.

As noted above, AXA Equitable anticipates, under normal circumstances, allocating approximately 50% of the portfolio’s net assets to the Index Allocated Portion and the remaining 50% of net assets among the Active Allocated Portions.

The Index Allocated Portion of the Portfolio seeks to track the performance (before expenses) of the Russell 2000 Growth Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which the Index Allocated Portion owns the same stock and sectors in approximately the same weights as the index identified above. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of its index while maintaining as minimal tracking error as possible.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The Active Allocated Portions also may invest, to a limited extent (generally up to 20% of its net assets), in foreign securities, including securities companies based in developing countries and depositary receipts of foreign based companies. The portfolio also may invest, to a limited extent, in illiquid securities and derivatives. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the portfolio).

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers subject to the approval of the Trust’s board of trustees.

The Active Allocated Portions’ sub-advisers utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities. The sub- advisers may engage in active and frequent trading of portfolio securities in seeking to achieve the portfolio’s objective.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Index-Fund Risk — The Index Allocated Portion of a portfolio invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Index Allocated Portion of a portfolio cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the Index Allocated Portion attempts to closely track its benchmark index, the Index Allocated Portion may not invest in all of the securities in the index. Also, the Index Allocated Portion’s returns, unlike those of the benchmark index, are reduced by the fees and expenses of the portfolio. Therefore, there can be no assurance that the performance of the Index Allocated Portion will match that of the benchmark index.

•

Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Leverage Risk — The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

•

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

•

Small-Capitalization Risk — The portfolio’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below includes the performance of its predecessor registered investment company. On May 25, 2007 and July 6, 2007, the portfolio merged with EQ/Small Company

Growth Portfolio and EQ/Wells Fargo Montgomery Small Cap Portfolio respectively, each of which was a series of EQ Advisors Trust, a separate trust managed by AXA Equitable. In connection with the merger, the portfolio assumed the operating history and performance record of the EQ/Small Company Growth Portfolio, which, in turn, assumed the operating history and performance record of its predecessor, Enterprise Small Company Growth Portfolio, which transferred its assets to the EQ/Small Company Growth Portfolio on July 9, 2004. The performance included in the bar chart and table below for the periods between July 9, 2004 and May 25, 2007 is that of EQ/Small Company Growth Portfolio and the performance shown for periods prior to July 9, 2004 is that of Enterprise Small Company Growth Portfolio, whose inception date is December 1, 1998. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may appoint, dismiss or replace the sub-advisers for a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until December 11, 2006. After that date, the predecessor portfolio employed multiple investment sub-advisers. In addition, prior to January 15, 2009, the portfolio did not have an Index Allocated Portion and consisted entirely of an actively managed portfolio of equity securities.

The following bar chart illustrates the calendar year annual total returns for the periods indicated.

Calendar Year Annual Total Returns — Class B

Best quarter (% and time period)	Worst quarter (% and time period)
33.23% (1999 4th Quarter)	–27.13% (2008 4th Quarter)

The table below shows how the average annual total returns for the one-year, five-year and since inception periods ended December 31, 2008 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Since Inception
Multimanager Small Cap Growth Portfolio — Class B	–42.21%	–4.36%	1.34%
Russell 2000 Growth Index†	–38.54%	–2.35%	–0.76%
†	For more information on this index, see “Description of Benchmarks.”

PORTFOLIO FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the portfolio. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or other distributions or exchange into other portfolio. The table below does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

Multimanager Small Cap Growth Portfolio
CLASS B
Management fee†	0.85%
Distribution and/or service (12b-1) fees*	0.25%
Other expenses†	0.24%
Total annual operating expenses	1.34%**
†	“Management Fee” and “Other Expenses” have been restated to reflect current fees.
*	The maximum distribution and/or service (12b-1) fee for the portfolio’s Class B shares is 0.50% of the average daily net assets attributable to the portfolio’s Class B shares. Under an arrangement approved by the Trust’s Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to the portfolio’s Class B shares. This arrangement will be in effect at least until April 30, 2010.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Annual Operating Expenses for Small Cap Growth Portfolio’s Class B shares was 1.29% for the fiscal year ended December 31, 2008.
+	The portfolio invests in shares of unaffiliated investment companies. Therefore, the portfolio will, in addition to its own expenses such as management fees, bear its pro-rata share of the fees and expenses incurred by the unaffiliated investment companies and the unaffiliated investment companies’ expenses will reduce the investment return of the portfolio.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This example is intended to help you compare the direct and indirect cost of investing in the portfolio with the cost of investing in other investment options.

The example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this example would be the same whether or not you redeemed all of your shares at the end of these periods. This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be substantially higher. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

Multimanager Small Cap Growth Portfolio
CLASS B
1 year	$ 136
3 years	$ 425
5 years	$ 734
10 years	$1,613

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolio has principal investment strategies that come with inherent risks. The portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which the portfolio may be subject by investing in various types of securities or engaging in various practices.

Convertible Securities Risk.  Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable the holder to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock; however, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party. Investments by the portfolio in convertible debt securities may not subject to any ratings restrictions, although the adviser of a portfolio will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities. The credit standing of the issuer and other factors may have an effect on a convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable non-convertible securities. Convertible securities are subject to interest rate risk and credit/default risk and are often lower-quality securities.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s asset and income.

Depositary Receipts Risk.  American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The portfolio may invest in unsponsored depositary receipts. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States, therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit/default risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, reference rate or index. The possible lack of a liquid secondary market for derivatives and the resulting inability of the portfolio to sell or otherwise close a derivatives position could expose the portfolio to losses and could make derivatives more difficult for the portfolio to value accurately. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. There may be difficulties enforcing contractual obligations and it may take more time for trades to clear and settle. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Illiquid securities are securities that the portfolio cannot sell on an open market. This

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

means that the portfolio might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Initial Public Offering (“IPO”) Risk.  A portfolio that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and the portfolio may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. The portfolio’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the portfolio will receive an allocation of shares. To the extent the portfolio invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as the portfolio’s assets grow they will continue to experience substantially similar performance by investing in IPOs.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Lending Risk.  The portfolio may lend portfolio securities with a value of up to 33 1/3% of a portfolio’s total assets, including collateral received for securities lent. If the portfolio lends securities, there is a risk that the securities will not be available to the portfolio on a timely basis, and the portfolio, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by the portfolio.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

Loan Participation and Assignment Risk.  The Portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the Portfolio could be held liable as a co-lender.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Fitch or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and tend to more greatly affected by economic downturn than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit/default risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Lower-rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a lower rated security’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its lower-rated securities, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

Market Risk.  The risk that the value of a security will move up and down, sometimes rapidly and unpredictably based upon overall economic conditions and other factors. Events in the financial markets may cause an unusually high degree of volatility in the markets, both domestic and foreign, and in the net asset values of many mutual funds. These events also may decrease liquidity in some markets, which may adversely affect the ability of a portfolio to sell a security at the time and price that it desires. Financial market conditions like this may be isolated or widespread and may persist for a long period of time.

Multiple Sub-Adviser Risk.  The portfolio employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns.

Repurchase Agreements Risk.  The portfolio may enter into repurchase agreements under which it purchases a security that a seller has agreed to repurchase from the portfolio at a later date at the same price plus interest. If a seller defaults and the security declines in value, the portfolio might incur a loss. If the seller declares bankruptcy, the portfolio may not be able to sell the security at the desired time.

Securities Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

Short Sale Risk.  A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Small-cap and/or Mid-cap Company Risk.  To the extent the portfolio invests in securities of small- and mid-capitalization issuers, it will be exposed to the risks of investing in such issuers. The portfolio’s investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of small- and mid- capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Smaller companies generally have narrower product lines, more limited financial resources and more limited markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small- cap and mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly. In general, these risks are far greater for small-capitalization companies than mid-capitalization companies.

Special Situations Risk.  The portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that the portfolio has valued certain securities at a higher price than it can sell them for.

Additional Investment Strategies

The following is a list of additional investment strategies. For further information about investment strategies, see the portfolio’s Statement of Additional Information (“SAI”).

Derivatives.  The portfolio can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, reference rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolio may invest in foreign securities, including depositary receipts of foreign based companies and including securities of companies based in developing countries.

Initial Public Offerings (“IPOs”).  The portfolio may participate in the IPO market, and a significant portion of the portfolio’s returns may be attributable to its investment in IPOs, which have a magnified impact on portfolios with small asset bases. There is no guarantee that as the portfolio’s assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The portfolio does not restrict the frequency of trading to limit expenses. The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Securities Lending.  For purposes of realizing additional income, the portfolio may lend its portfolio securities with a value of up to 33 1/3% of the portfolio’s total assets (including collateral received for securities lent) to broker-dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  The portfolio may engage in short sales. A “short sale” is the sale by a portfolio of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the portfolio will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the portfolio may have to cover short positions at a higher price than the short sale price, resulting in a loss. The portfolio generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) borrows and sells securities it already owns (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of the portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolio, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring the portfolio and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolio’s investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to oversee and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolio. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Trust’s board of trustees. AXA Equitable also may allocate the portfolio’s assets among additional sub-advisers subject to the approval of the Trust’s board of trustees and has discretion to allocate the portfolio’s assets among the portfolio’s current sub-advisers. AXA Equitable recommends sub-advisers for the portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolio is not associated with any one portfolio manager, and seeks to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace the portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for the portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the portfolio’s shareholders.

The Sub-advisers

The portfolio’s investments are selected by three or more sub-advisers, which act independently of one another. The following describes the portfolio’s sub-advisers, portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the portfolios is available in the Trust’s SAI.

Eagle Asset Management, Inc. (“Eagle”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. Eagle has been providing investment counseling services since 1976 and is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly-traded financial services company. As of December 31, 2008, Eagle had approximately $17.7 billion in assets under management.

SSgA Funds Management, Inc. (“SSgA FM”) serves as a sub-adviser to the Index Allocated Portion of the portfolio. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation. As of December 31, 2008, SSgA FM had over $118 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.44 trillion under management as of December 31, 2008, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

Wells Capital Management Inc. (“Wells Capital Management”) serves as a sub-adviser to Multimanager Small Cap Growth Portfolio. In particular, two separate investment management teams within Wells Capital Management serve as sub-adviser to two distinct allocated portions of the Multimanager Small Cap Growth Portfolio.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies and high net-worth individuals. Wells Capital Management is an indirect wholly owned subsidiary of Wells Fargo & Company, a publicly held company. As of December 31, 2008, Wells Capital Management had approximately $252.1 billion in assets under management.

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Multimanager Small Cap Growth Portfolio	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Portfolio Managers Bert Boksen, CFA Eric Mintz, CFA	Bert L. Boksen is primarily responsible for the day to day management of the allocated portion of the portfolio. Mr. Boksen has been a Managing Director and Senior Vice President of Eagle since 1995. Eric Mintz has been Assistant Portfolio Manager since 2008 and Senior Research Analyst at Eagle since 2005. Mr. Mintz assists Mr. Boksen in the responsibilities of managing the allocated portion of the portfolio. Mr Mintz does not have individual discretion over the assets of the allocated portion of the portfolio. Previously, Mr. Mintz served as Vice President of equity research for the Oakmont Corporation from 1999 to 2005.

SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 Portfolios Managers Lynn Blake John Tucker

Lynn Blake and John Tucker are jointly and primarily responsible for the day-to-day management of the index allocated portion of the portfolio.

Ms. Blake is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of Non-US Markets in the Global Structured Products Group. Ms. Blake joined SSgA FM in 1987, and since that time, has had portfolio management responsibilities and is currently responsible for overseeing the management of all non-US equity index portfolios.

Mr. Tucker is a Principal of SSgA FM, Managing Director of State Street Global Advisors and the Head of US Equity Markets in the Global Structured Products Group. He is also responsible for all Derivative Strategies and Exchange Traded Funds. Mr. Tucker manages numerous index strategies and works closely with the other Unit Heads in the group. He joined State Street in 1988 and since that time, has had portfolio management responsibilities.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
Wells Capital Management Inc. 525 Market Street San Francisco, CA 94105 Portfolio Managers Jerome Philpott Stuart Roberts Portfolio Managers Thomas C. Ognar, CFA Bruce C. Olson, CFA

Jerome “Cam” Philpott and Stuart Roberts are primarily responsible for the day-to-day management of one of two allocated portions of the portfolio managed by Wells Capital Management.

Mr. Philpott, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Philpott was a senior portfolio manager with Montgomery Asset Management, which he joined in 1991 as an analyst for the Small Cap Growth Equity team.

Mr. Roberts, Senior Portfolio Manager, joined Wells Capital Management in 2003. Prior to joining Wells Capital Management, Mr. Roberts was a senior portfolio manager with Montgomery Asset Management, which he joined in 1990 as founder of the Small Cap Growth Equity Strategy. He has specialized in small-cap growth investments since 1983.

Thomas C. Ognar and Bruce C. Olson are the members of the Wells Capital Management’s Growth Equity Team who are primarily responsible for the day-to-day management of the second of two allocated portions of the Small Cap Growth Portfolio managed by Wells Capital Management.

Mr. Ognar, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and has managed separate and institutional accounts since 2001.

Mr. Olson, Managing Director and Senior Portfolio Manager, joined Wells Capital in 2005 as a portfolio manager. Prior to joining Wells Capital, he was a portfolio manager with Strong Capital Management, Inc. since 1994 and has managed separate and institutional accounts since January 1998.

Management Fees

The portfolio pays a contractual fee to AXA Equitable for management services. For the fiscal year ended December 31, 2008, the Small Cap Growth Portfolio paid a management fee at an annual rate of 0.85% of the average daily net assets of the portfolio.

During fiscal year 2008, the Manager agreed to reduce the contractual management fee for the Portfolio. The following table shows the contractual rate of the management fees (as a percentage of the portfolio’s average daily net assets) payable by the portfolio.

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Multimanager Small Cap Growth	0.850%	0.800%	0.775%	0.750%	0.725%

A discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub-advisers is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2008, except that a discussion of the basis for the decision by the Trust’s Board of Trustees to approve the investment advisory agreement with Wells Capital Management on behalf of the Multimanager Small Cap Growth Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2007.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also provides administrative services to the Trust including coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the portfolios pay AXA Equitable a contractual fee at an annual rate of 0.15% of the portfolio’s total average net assets up to and including $15 billion, 0.125% of the portfolio’s total average net assets over $15 billion up to and including $30 billion, and 0.100% of the portfolio’s total average net assets over $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Legal Proceedings Relating to the Sub-advisers

Wells Capital Management Inc.

Wells Capital Management Inc. (“Wells”) has been joined as a defendant in a class action lawsuit filed against it and Wells Fargo in connection with an alleged violation of the 1940 Act. However, Wells believes it was erroneously joined in this action and it is working with the plaintiff’s counsel to obtain a dismissal. Wells may also from time to time be engaged in legal employment related actions with current and former employees. Based upon reasonable inquiry, Wells is informed and believes that none of its officers, employees or directors has been subject to any legal action relating to their employment with Wells.

PORTFOLIO SERVICES

Buying and Selling Shares

The portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. The portfolio is not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolio reserves the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities, the securities of small- and mid-capitalization companies (e.g., Small Cap Growth Portfolio) or high-yield securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust’s board of trustees has adopted policies and procedures regarding disruptive transfer activity. The Trust and the portfolio discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, the portfolio and the Trust reserve the right to reject a transfer that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all Contractholders, including any omnibus accounts, uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•

The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all Contractholders.

•

The limits on AXA Equitable’s ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated

PORTFOLIO SERVICES (cont’d)

telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

The Trust currently considers transfers into and out of (or vice versa) the same portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. The Trust aggregates inflows and outflows for the portfolio on a daily basis. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s net inflows and outflows exceed an established monitoring threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Because AXA Equitable exercises discretion in determining whether or not to take the actions discussed above, some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of the frequent transfer activity. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable or the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

The above policies and procedures with respect to frequent transfers or purchases and redemptions of portfolio shares also apply to retirement plan participants, but do not apply to transfers or purchases of portfolio shares by AXA Equitable’s funds of funds.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of the portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
The portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of AXA Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

PORTFOLIO SERVICES (cont’d)

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•

A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares because foreign securities sometimes trade on days when a portfolio’s shares are not priced.

Generally, portfolio securities are valued as follows:

•

Equity securities (including securities issued by exchange traded funds (“ETFs”)) — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities — based upon pricing service valuations.

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that will materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•

Investment Company Securities — shares of open-end mutual funds (other than ETFs) held by a portfolio will be valued at the net asset value of the shares of such funds as described in those funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition on the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculation of net asset values for each applicable portfolio when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolio generally distributes most or all of its net investment income and its net realized gains, if any, annually. Dividends and other distributions by the portfolio are automatically reinvested at net asset value in shares of the portfolio.

PORTFOLIO SERVICES (cont’d)

Tax Consequences

The portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company, for federal tax purposes. The portfolio will be so treated if it meets specified federal income tax rules, including its requirements regarding types of investments, limits on investments, types of income, and distributions. A regulated investment company is not taxed at the entity (portfolio) level to the extent it passes through its net income and gains to its shareholders by making distributions. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio does have any federal tax liability, that would hurt its investment performance. Also, any portfolio that invests in foreign securities or holds (and certain other requirements) foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status (and to satisfy certain other requirements), because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a “look-through” rule in determining whether the Contracts indirectly funded by the portfolio meet the investment diversification rules for separate accounts. If a portfolio failed to meet those diversification rules, owners of non-pension plan Contracts funded through that portfolio would be taxed immediately on the accumulated investment earnings under their Contracts and would lose any benefit of tax deferral. AXA Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors the portfolios’ compliance with all of the regulated investment company rules and separate account investment diversification rules.

Contractholders seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Portfolio Distribution Arrangements

The portfolio is distributed by AXA Advisors, LLC and AXA Distributors, LLC, affiliates of AXA Equitable, (the “Co-distributors”). The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares are charged an annual fee to compensate each of the Co-distributors for promoting, selling and servicing shares of the portfolio. The annual fee is equal to 0.25% (subject to 0.50% maximum) of the portfolio’s average daily net assets attributable to Class B shares. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost you more than paying other types of charges.

The Co-distributors may receive payments from certain sub-advisers of the portfolio or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the sub-advisers’ respective portfolios. These sales meetings or seminar sponsorships may provide the sub-advisers with increased access to persons involved in the distribution of the Contracts. The Co-distributors also may receive other marketing support from the sub-advisers in connection with the distribution of the Contracts.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of an underlying asset, reference rate or index.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

The portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 2000® Growth Index

Is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares for the portfolio. The financial information in the table below is for the past five (5) years. The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2008 and the financial statements themselves appear in the Trust’s Annual Report.

Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and other distributions). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s SAI and available upon request.

Multimanager Small Cap Growth Portfolio(d)

	Class A
	January 22, 2008* to December 31, 2008(c)
Net asset value, beginning of period	$7.61

Income (loss) from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments	(2.39)

Total from investment operations	(2.43)

Less distributions:
Distributions from realized gains	(0.03)

Net asset value, end of period	$5.15

Total return(b)	(32.08)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$367,823
Ratio of expenses to average net assets:
After fees paid indirectly(a)	1.30	%(e)
Before fees paid indirectly(a)	1.35	%(e)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly(a)	(0.59)%
Before fees paid indirectly(a)	(0.64)%
Portfolio turnover rate	98%

FINANCIAL HIGHLIGHTS (cont’d)

Multimanager Small Cap Growth Portfolio(d) (continued)

	Class B
	Year Ended December 31,
	2008(c)	2007(c)	2006(c)	2005(c)	2004
Net asset value, beginning of year	$8.91	$9.52	$8.76	$8.28	$7.36

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.07)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.69)	0.33	0.95	0.70	0.99

Total from investment operations	(3.75)	0.31	0.88	0.63	0.92

Less distributions:
Distributions from realized gains	(0.03)	(0.92)	(0.12)	(0.15)	—

Net asset value, end of year	$5.13	$8.91	$9.52	$8.76	$8.28

Total return	(42.21)%	3.60%	10.26%	7.55%	12.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$207,749	$392,037	$277,810	$176,610	$93,964
Ratio of expenses to average net assets:
After waivers	1.53%	1.47%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly	1.48%	1.27%	1.30%	1.30%	1.30%
Before waivers and fees paid indirectly	1.53%	1.54%	1.39%	1.37%	1.43%
Ratio of net investment income (loss) to average net assets:
After waivers	(0.90)%	(0.39)%	(0.77)%	(0.85)%	(0.89)%
After waivers and fees paid indirectly	(0.85)%	(0.19)%	(0.77)%	(0.85)%	(0.89)%
Before waivers and fees paid indirectly	(0.90)%	(0.46)%	(0.85)%	(0.92)%	(1.02)%
Portfolio turnover rate	98%	177%	279%	273%	199%
Effect of contractual expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.01	$0.01	$0.01

*	Commencement of operations.
#	Per share amount is less than $0.01.
(†)	The capital contribution from affiliate is related to certain adjustments to historic net asset values.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(c)	Net investment income and capital changes are based on average shares outstanding.
(d)	On July 6, 2007, this Portfolio received, through a merger, the assets and liabilities of the EQ/Wells Fargo Montgomery Small Cap Portfolio that followed the same investment objectives of this Portfolio. The information from October 1, 2004 through July 6, 2007 is that of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio. Information for the year ended December 31, 2007 includes the results of the operations of the predecessor EQ/Wells Fargo Montgomery Small Cap Portfolio from January 1, 2007 through July 6, 2007.
(e)	Reflects overall fund ratios for investment income and non-class specific expense.
(f)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.77)%.
(g)	Includes a gain incurred resulting from a litigation payment. Without this gain, the total return would have been (46.87)%.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Include more information about the portfolios’ investments and performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, request other information about a portfolio, or make other shareholder inquiries, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the portfolios are available on the IDEA database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102

AXA Premier VIP Trust

Multimanager Small Cap Growth Portfolio

(Investment Company Act File No. 811-10509)

© 2009 AXA Premier VIP Trust